UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2016

HARTMAN vREIT XXI, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-207711	38-3978914
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On September 30, 2016, Hartman vREIT XXI, Inc. (the “Company”) notified D.H. Hill Securities (“Hill”), the Company’s dealer manager, of our intention to terminate the dealer manager agreement dated May 18, 2016 between us and Hill, effective January 1, 2017.  Hill will continue to serve as the dealer manager until the termination date.

We expect to enter into a dealer manager agreement with Hartman Real Assets Securities, Inc., a wholly owned subsidiary of Hartman Income REIT, Inc. and the parent company of our sponsor, Hartman Income REIT Management, Inc., to be effective January 1, 2017.  Thereafter, Hartman Real Assets Securities, Inc. will sell shares of our common stock during the remainder of the offering period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, INC.
(Registrant)
Date: October 6, 2016	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer

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